UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(c)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 28, 2022

Brigham Minerals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38870	83-1106283
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

5914 W. Courtyard Drive, Suite 200

Austin, TX 78730

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (512) 220-6350

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01	MNRL	New York Stock Exchange(1)

(1)    The registrant’s Class A common stock was suspended from trading on the New York Stock Exchange prior to the opening of the market on December 29, 2022. A Form 25 was filed with the Securities and Exchange Commission on December 29, 2022 to delist the registrant’s Class A common stock from the New York Stock Exchange and to remove it from registration under Section 12(b) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed on September 6, 2022 by Brigham Minerals, Inc., a Delaware corporation (the “Company” or “Brigham”), with the Securities and Exchange Commission (the “SEC”), the Company and Brigham Minerals Holdings, LLC, a Delaware limited liability company and subsidiary of the Company (“Opco LLC”), entered into an Agreement and Plan of Merger, dated as of September 6, 2022 (the “Merger Agreement”), with Sitio Royalties Corp., a Delaware corporation (“Sitio”), Sitio Royalties Operating Partnership, LP, a Delaware limited partnership and subsidiary of Sitio (“Opco LP”), Snapper Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Sitio (“New Sitio”), Snapper Merger Sub IV, Inc., a Delaware corporation and wholly owned subsidiary of New Sitio (“Brigham Merger Sub”), Snapper Merger Sub V, Inc., a Delaware corporation and wholly owned subsidiary of New Sitio (“Sitio Merger Sub”), and Snapper Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Opco LP (“Opco Merger Sub LLC”), pursuant to which, among other things, Sitio agreed to acquire the Company in an all-stock transaction through: (i) the merger of Brigham Merger Sub with and into the Company (the “Company Merger”), with the Company surviving the Company Merger as a wholly owned subsidiary of New Sitio, (ii) simultaneously with the Company Merger, the merger of Sitio Merger Sub with and into Sitio (the “Sitio Merger”), with Sitio surviving the Sitio Merger as a wholly owned subsidiary of New Sitio, and (iii) immediately following the Company Merger and the Sitio Merger, the merger of Opco Merger Sub LLC with and into Opco LLC (the “Opco Merger,” and, together with the Company Merger and the Sitio Merger, the “Mergers”), with Opco LLC surviving the Opco Merger as a wholly owned subsidiary of Opco LP, in each case on the terms set forth in the Merger Agreement.

On December 29, 2022 (the “Closing Date”), following approval by the stockholders of the Company at a special meeting of stockholders held on December 28, 2022, and approval by the stockholders of Sitio by written consent, the Mergers were consummated. The Company Merger and the Sitio Merger became effective concurrently (such time as the Company Merger and the Sitio Merger became effective, the “First Effective Time”), and the Opco Merger became effective immediately following the First Effective Time (such time as the Opco Merger became effective, the “Second Effective Time”). The events described in this Current Report on Form 8-K took place in connection with the completion of the Mergers.

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2022, Brigham Resources, LLC (“Brigham Resources”), a wholly owned subsidiary of the Company, as borrower, entered into the Sixth Amendment (the “Sixth Amendment”) to the Credit Agreement among Brigham Resources, the financial institutions party thereto, and Wells Fargo Bank, N.A., as administrative agent (the “Credit Agreement”). The Sixth Amendment, among other things, (i) permits the consummation of the transactions contemplated by the Merger Agreement, (ii) modifies the financial reporting requirements applicable to Brigham Resources in respect of such transactions, (iii) provides that discretionary cash dividends or distributions to the equity owners of Brigham Resources are subject to (in addition to existing leverage and liquidity requirements) trailing twelve month distributable free cash flow, and (iv) establish June 30, 2023 as an outside date for a refinancing or termination of the Credit Agreement.

The foregoing description of the Sixth Amendment is a summary only and is qualified in its entirety by reference to the Sixth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, on December 29, 2022, the Mergers were consummated in accordance with the terms of the Merger Agreement. In connection with the consummation of the Mergers, among other things, (i) at the First Effective Time, (A) each share of the Company’s Class A common stock, par value $0.01 per share (the “Company Class A Common Stock” and such amount the “Class A Merger Consideration”), issued and outstanding immediately prior to the First Effective Time was converted into the right to receive 1.133 fully-paid and nonassessable shares of Class A common stock, par value $0.0001 per share, of New Sitio (the “New Sitio Class A Common Stock”), (B) each share of the Company’s Class B common stock, par value $0.01 per share (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”), issued and outstanding immediately prior to the First Effective Time was converted into the right to receive 1.133 fully-paid and nonassessable shares of Class C common stock, par value $0.0001 per share, of New

Sitio (the “New Sitio Class C Common Stock” and, together with the New Sitio Class A Common Stock, the “New Sitio Common Stock”), (C) each share of Sitio’s Class A common stock, par value $0.0001 per share (the “Sitio Class A Common Stock”), issued and outstanding immediately prior to the First Effective Time was converted into one share of New Sitio Class A Common Stock and (D) each share of Sitio’s Class C common stock, par value $0.0001 per share (the “Sitio Class C Common Stock” and, together with Sitio Class A Common Stock, the “Sitio Common Stock”), issued and outstanding immediately prior to the First Effective Time, was converted into one share of New Sitio Class C Common Stock, in each case, excluding shares owned by the Company, Sitio or any wholly owned subsidiary of the Company or Sitio and, to the extent applicable, shares owned by stockholders who had perfected and not withdrawn a demand for appraisal rights pursuant to the Delaware General Corporation Law and, (ii) at the Second Effective Time, each unit in Opco LLC issued and outstanding immediately prior to the Second Effective Time was converted into the right to receive 1.133 common units representing limited partnership interests in Opco LP.

The issuance of shares of New Sitio Class A Common Stock pursuant to the terms of the Merger Agreement, and other shares of New Sitio Class A Common Stock reserved for issuance in connection with the transactions contemplated by the Merger Agreement, were registered under the Securities Act of 1933, as amended, pursuant to New Sitio’s registration statement on Form S-4, as amended (File No. 333-267802), which was declared effective by the SEC on November 23, 2022. The consent solicitation statement/proxy statement/prospectus included in the registration statement contains additional information about the Mergers.

The foregoing description of the Mergers and the Merger Agreement and the transactions contemplated thereby is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by the full text of the Merger Agreement, a copy of which was filed with the SEC on September 9, 2022 as Exhibit 2.1 to the Company’s Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures of the material terms and conditions of the Sixth Amendment contained in Item 1.01 above are hereby incorporated into this Item 2.03 by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Mergers, shares of Company Class A Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “MNRL.” On the Closing Date, in connection with the consummation of the Mergers, the Company notified the NYSE that the Mergers had been consummated and requested that the trading of shares of Company Class A Common Stock on the NYSE be suspended and that the listing of such shares on the NYSE be withdrawn prior to the opening of the market on December 29, 2022. In addition, the Company requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to report the delisting of shares of Company Class A Common Stock from the NYSE and to deregister the shares of Company Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The NYSE filed the Form 25 on the Closing Date. The Company also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In addition, in connection with the Mergers and pursuant to the Merger Agreement and the applicable award agreements, at the First Effective Time:

•	Company Pre-2022 RSU Awards and Company Director RSU Awards. Each award of the Company’s restricted stock units (“Company RSUs”) granted prior to January 1, 2022 subject solely to time-based vesting (each, a “Company Pre-2022 RSU Award”) and each award of Company RSUs granted to a member of the board of the directors of the Company (the “Company Board”) (each, a “Director RSU Award”), in each case, outstanding immediately prior to the First Effective Time vested in full and was treated as a share of Company Class A Common Stock, including the right to receive the Class A Merger Consideration;

•

Company Pre-2022 PSU Awards. Each award of Company RSUs granted prior to January 1, 2022 subject, in whole or in part, to performance-based vesting and outstanding immediately prior to the First Effective Time (each, a “Company Pre-2022 PSU Award”) vested based on the actual level of achievement with respect to the performance goals applicable to such Company Pre-2022 PSU Award for a truncated performance period that ended immediately prior to the First Effective Time. At the First Effective Time, each Company RSU subject to a Company Pre-2022 PSU Award that vested in connection with the Mergers was treated as a share of Company Class A Common Stock, including the right to receive the Class A Merger Consideration;

•

Company 2022 RSU Awards. Each award of Company RSUs granted on or after January 1, 2022, other than a Director RSU Award, subject solely to time-based vesting and outstanding immediately prior to the First Effective Time (each, a “Company 2022 RSU Award”) was converted into an award (the “Converted RSU Awards”), on the same terms and conditions applicable to such Company 2022 RSU Award immediately prior to the First Effective Time, that relates to a number of shares of New Sitio Class A Common Stock equal to the product of (i) the number of shares of Company Class A Common Stock subject to such award as of immediately prior to the First Effective Time and (ii) 1.113. Pursuant to the terms of the Converted RSU Awards, if the holder incurs a qualifying termination of employment on or after the Closing Date, the Converted RSU Awards will accelerate and vest in full on the applicable termination date; and

•

Company 2022 PSU Awards. Each award of Company RSUs granted on or after January 1, 2022 subject, in whole or in part, to performance-based vesting and outstanding as of immediately prior to the First Effective Time (each, a “Company 2022 PSU Award”) was converted into an award (the “Converted PSU Awards”), on the same terms and conditions (other than the performance-based vesting conditions) applicable to such Company 2022 PSU Award immediately prior to the First Effective Time, that relates to a number of shares of New Sitio Class A Common Stock equal to the product of (i) the number of shares of Company Class A Common Stock subject to such award as of immediately prior to the First Effective Time (with any performance conditions deemed achieved at the level determined based on actual performance as of immediately prior to the First Effective Time, which was equal to 200% of target) and (ii) 1.113. Pursuant to the terms of the Converted PSU Awards, if the holder incurs a qualifying termination of employment on or after the Closing Date, the Converted PSU Awards will accelerate and vest in full on the applicable termination date.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Company Merger, at the First Effective Time, the Company became a wholly owned subsidiary of New Sitio. Immediately following the Company Merger, as a result of the consummation of the Opco Merger, Opco Merger Sub LLC merged with and into the Opco LLC, with Opco LLC surviving the Opco Merger as a wholly owned subsidiary of Opco LP.

The information set forth in the Introductory Note, Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing Date, in connection with the consummation of the Mergers, each member of the Company Board prior to the First Effective Time ceased serving as a director of the Company Board. These departures were solely in connection with the Mergers and not a result of any disagreements between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Effective as of the Closing Date, in connection with the Mergers, each of Ben M. “Bud” Brigham, Robert M. Roosa, Blake C. Williams, Kari A. Potts, and Ivan Gaidarov ceased to be officers of the Company.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2022, in connection with the consummation of the Mergers, the Company’s amended and restated certificate of incorporation and amended and restated bylaws as in effect immediately prior to the First Effective Time were each amended and restated in their entirety, including to rename the Company “MNRL Sub Inc.” The certificate of incorporation and bylaws, each as amended and restated, of the Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

The foregoing disclosures are subject to and qualified in their entirety by reference to Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, which are incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 28, 2022, the Company held a special meeting of the stockholders of the Company (the “Brigham special meeting”) to vote upon the following matters: (i) a proposal to approve and adopt the terms of the Merger Agreement and the transactions contemplated thereby (the “Merger Proposal”) and (ii) a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Brigham’s named executive officers that is based on or otherwise relates to the Mergers contemplated by the Merger Agreement (the “Compensation Proposal”).

As of the close of business on November 18, 2022, the record date for the Brigham special meeting, there were 56,834,306 shares of Company Class A Common Stock issued and outstanding and 3,611,836 shares of Company Class B Common Stock issued and outstanding. Each issued and outstanding share of Company Common Stock entitled its holder of record to one vote on each matter to be considered at the Brigham special meeting. At the Brigham special meeting, 49,085,090 shares of Company Common Stock eligible to vote were present virtually during the Brigham special meeting or represented by proxy, constituting a quorum. At the Brigham special meeting, the Company’s stockholders approved the Merger Proposal and the Compensation Proposal by the affirmative vote of the number of shares of Company Common Stock required to approve such proposals.

The results of the Company stockholder votes taken at the Brigham special meeting, by proposal, were as follows:

Proposal 1 – Merger Proposal

For	Against	Abstentions	Broker Non-Votes
48,964,269	59,392	61,429	N/A

Proposal 2 – Compensation Proposal

For	Against	Abstentions	Broker Non-Votes
41,036,162	7,927,397	121,531	N/A

Item 7.01	Regulation FD Disclosure.

On December 28, 2022, the Company issued a press release announcing the results of the Brigham special meeting. A copy of the press release is furnished as Exhibit 99.1 and incorporate by reference herein.

On December 29, 2022, the Company and Sitio issued a joint press release announcing the completion of the Mergers. A copy of the press release is furnished as Exhibit 99.2 and incorporated by reference herein.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of September 6, 2022, by and among Brigham Minerals, Inc., Brigham Mineral Holdings LLC, Sitio Royalties Corp., Sitio Royalties Operating Partnership, LP, Snapper Merger Sub I, Inc. and Snapper Merger Sub II, LLC. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, File No. 001-38870, filed with the SEC on September 9, 2022).

3.1*	Second Amended and Restated Certificate of Incorporation of Brigham Minerals, Inc., dated as of December 29, 2022.

3.2*	Second Amended and Restated Bylaws of MNRL Sub Inc. (f/k/a Brigham Minerals, Inc.), dated as of December 29, 2022.

10.1*	Sixth Amendment to Credit Agreement, dated as of December 29, 2022, by and among Brigham Resources, LLC, as borrower, the financial institutions party thereto, and Wells Fargo Bank, N.A., as administrative agent.

99.1*	Press Release of Brigham Minerals, Inc. dated December 28, 2022.

99.2*	Joint Press Release of Brigham Minerals, Inc. and Sitio Royalties Corp. dated December 29, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHAM MINERALS, INC.

By:	/s/ Kari A. Potts
Name:	Kari A. Potts
Title:	Vice President, General Counsel, Compliance Officer and Corporate Secretary

Dated: December 29, 2022